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                                                                   Exhibit 10.62


                                WARRANT AGREEMENT

                  AGREEMENT, dated as of this 20th day of May, 1997, by and among GENTA INCORPORATED, a Delaware corporation ("Company"), CHASEMELLON SHAREHOLDER SERVICES, L.L.C., as warrant agent ("Warrant Agent"), and PARAMOUNT CAPITAL, INC., a New York corporation ("Paramount").

                               W I T N E S S E T H

                  WHEREAS, the Company has commenced a private placement (the "Private Placement") of a minimum (the "Minimum Offering") of 10 Units (as defined below) and a maximum (the "Maximum Offering") of 75 Units, with an option in favor of Paramount, to offer up to an additional 50 Units to cover over-allotments, each "Unit" consisting of (a) 1,000 shares of Series D Preferred Stock (as defined below) of the Company, convertible into shares of common stock, par value $.001 per share, of the Company, (b) redeemable warrants (the "Class D Warrants") to purchase at any time prior to the fifth anniversary of the Final Closing Date (as defined below) 5,000 shares of Common Stock (as defined below) at the initial conversion price of such Series D Preferred Stock, pursuant to a placement agency agreement dated as of May 1, 1997 (the "Placement Agency Agreement"), between the Company and Paramount;

                  WHEREAS, the Company may issue up to 781,250 Class D Warrants pursuant to the Maximum Offering and the over-allotment option;

                  WHEREAS, each Class D Warrant entitles the Registered Holder (as defined below) thereof to purchase one (1) share of Common Stock;

                  WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer, exchange and redemption of the Class D Warrants, the issuance of certificates representing the Class D Warrants, the exercise of the Class D Warrants, and the rights of the holders thereof;

                  NOW THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and for the purpose of defining the terms and provisions of the Class D Warrants and the certificates representing the Class D Warrants and the respective rights and obligations thereunder of the Company, the holders of certificates representing the Class D Warrants and the Warrant Agent, the parties hereto agree as follows:

                  SECTION 1. Definitions. As used herein, the following terms shall have the following meanings, unless the context shall otherwise require:

                  (a) "Common Stock" shall mean stock of the Company of any class, whether now or hereafter authorized, which has the right to participate in the distribution of earnings and assets of the Company without limit as to amount or percentage, which at the Initial Closing Date will consist of 4,327,752 (subject to possible adjustment resulting from rounding upwards to the nearest whole share in connection with the one for ten reverse stock split of the Common Stock that was effected on April 4, 1997 and possible conversions, since April 18, 1997, of
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convertible securities issued by the Company) shares of Common Stock, par value
$.001 per share.

                  (b) "Closing Bid Price" for each trading day shall be the reported per share closing bid price of the Common Stock regular way on the Stock Market on such trading day, or, if there were no transactions on such trading day, the average of the reported closing bid and asked prices, regular way, of such security on the relevant Stock Market on such trading day.

                  (c) "Corporate Office" shall mean the office of the Warrant Agent (or its successor) at which, at any particular time, its principal business shall be administered, which office is located at the date hereof at Overpeck Centre, 85 Challenger Road, Ridgefield Park, New Jersey, 07660.

                  (d) "Exercise Date" shall mean, as to any Class D Warrant, the date on which the Warrant Agent shall have received both (a) the Warrant Certificate representing such Class D Warrant, with the subscription form thereon duly executed by the Registered Holder thereof or his attorney duly authorized in writing, and (b) payment in cash, or by official bank or certified check made payable to the Company, of an amount in lawful money of the United States of America equal to the applicable Purchase Price.

                  (e) "Fair Market Value" of any asset (including any security) means the fair market value thereof as mutually determined by the Company and the Registered Holders of a majority of the Class D Warrants then outstanding. If the Company and the Registered Holders of a majority of the Class D Warrants then outstanding are unable to reach agreement on any valuation matter, such valuation shall be submitted to and determined by a nationally recognized independent investment bank selected by the board of directors of the Company and the Registered Holders of a majority of the Class D Warrants then outstanding (or, if such selection cannot be agreed upon promptly, or in any event within ten days, then such valuation shall be made by a nationally recognized independent investment banking firm selected by the American Arbitration Association in New York City in accordance with its rules), the costs of which valuation shall be paid for by the Company.

                  (f) "Final Closing Date" shall mean the final closing date of the Private Placement.

                  (g) "Initial Closing Date" shall mean, as to each Class D Warrant, the date of the initial closing of the Offering.

                  (h) "Initial Warrant Exercise Date" shall mean, as to each Class D Warrant, the Final Closing Date.

                  (i) "Interim Closing Date" shall mean, as to each Class D Warrant, any closing date of the Offering other than the Initial Closing Date and the Final Closing Date.

                  (j) "Market Price" shall mean the average Closing Bid Price for twenty (20) consecutive trading days, ending with the trading day prior to the date as of which the Market Price is being determined (with appropriate adjustments for subdivisions or combinations of shares effected during such period), provided that if the prices referred to in the definition of


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Closing Bid Price cannot be determined for such period, "Market Price" shall mean Fair Market Value.

                  (k) "Preferred Stock" shall mean the Series D Convertible Preferred Stock of the Company, stated value $100.00 per share, par value $.001 per share which at the Initial Closing Date will consist of 223,860 authorized shares.

                  (l) "Purchase Price" shall mean the purchase price to be paid upon exercise of each Class D Warrant in accordance with the terms hereof, which price shall be the lesser of (i) $3.00 and (ii) 50% of the Trading Price as of the day immediately preceding (a) the Initial Closing Date, (b) any Interim Closing Date, or (c) the Final Closing Date of the Offering, whichever is lowest, subject to adjustment from time to time pursuant to the provisions of
Section 9, and subject to the Company's right to reduce the Purchase Price upon notice to all warrantholders (which may be given, without limitation, prior to the Final Closing Date).

                  (m) "Redemption Price" shall mean the price at which the Company may, at its option in accordance with the terms hereof, redeem the Class D Warrants, which price shall be $0.10 per share of Common Stock subject to such Class D Warrants, as adjusted as provided in Section 9.

                  (n) "Registered Holder" shall mean, as to any Class D Warrant and as of any particular date, the person in whose name the certificate representing the Class D Warrant shall be registered on that date on the books maintained by the Warrant Agent pursuant to Section 6.

                  (o) "Series A Preferred Stock" means the Series A Preferred Stock described in the Restated Certificate of Incorporation of the Company (the "Certificate of Incorporation"), as in effect on the date hereof.

                  (p) The "Stock Market" shall mean the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, shall mean The Nasdaq National Market System or The Nasdaq SmallCap Market (collectively, "Nasdaq") or, if the Common Stock is not quoted on Nasdaq, shall mean the OTC Bulletin Board or, if the Common Stock is not quoted on the OTC Bulletin Board, shall mean the over-the-counter market as furnished by any NASD member firm selected from time to time by the Company for that purpose.

                  (q) "Trading Price" shall mean the lower of (i) the average Closing Bid Price (with appropriate adjustments for subdivisions or combinations of shares effected during such period) for thirty (30) consecutive trading days, ending with the trading day prior to the date as of which the Trading Price is being determined, and (ii) the average Closing Bid Price (with appropriate adjustments for subdivisions or combinations of shares effected during such period) for five (5) consecutive trading days, ending with the trading day prior to the date as of which the Trading Price is being determined, provided that if the prices referred to in the definition of Closing Bid Price cannot be determined for any of such periods, "Trading Price" shall mean Fair Market Value.

                  (r) A "trading day" shall mean a day on which the Stock Market is open for the transaction of business.


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                  (s) "Transfer Agent" shall mean ChaseMellon Shareholder
Services, L.L.C., as the Company's transfer agent, or its authorized successor, as such.

                  (t) "Warrant Expiration Date" shall mean 5:00 P.M. (New York time) on the day prior to the fifth anniversary of the Final Closing Date or the Redemption Date as defined in Section 8, whichever is earlier; provided that if such date shall in the State of New York be a holiday or a day on which banks are authorized or required to close, then 5:00 P.M. (New York time) on the next following day which in the State of New York is neither a holiday nor a day on which banks are authorized or required to close. Upon notice to all Registered Holders, the Company shall have the right to extend the Warrant Expiration Date.

                  (u) Unless otherwise stated, section references used within this Warrant Agreement refer to sections of this Warrant Agreement.

                  SECTION 2.  Warrants and Issuance of Warrant Certificates.

                  (a) A Class D Warrant initially shall entitle the Registered Holder of the Warrant Certificate representing such Class D Warrant to purchase one share of Common Stock upon the exercise thereof, in accordance with the terms hereof, subject to modification and adjustment as provided in Section 9.

                  (b) The Class D Warrants included in the offering of Units will immediately be detachable and separately transferable from the shares of Preferred Stock constituting part of such Units.

                  (c) Within five days after the Final Closing Date, Warrant Certificates representing the number of Class D Warrants sold pursuant to the Private Placement shall be executed by the Company and delivered to the Warrant Agent. Within five days of receipt of the Warrant Certificates by the Warrant Agent, the Warrant Agent shall send the Warrant Certificates to the Registered Holders. The Company shall issue a written order, signed by its Chairman of the Board, President or any Vice President and by its Secretary or an Assistant Secretary, to the Warrant Agent directing that the Warrant Certificates shall be countersigned, issued and delivered by the Warrant Agent in accordance with the preceding sentence.

                  (d) From time to time, until the Warrant Expiration Date, the Transfer Agent shall countersign and deliver stock certificates in required whole number denominations representing up to an aggregate of 781,250 shares of Common Stock, subject to adjustment as described herein, upon the exercise of Class D Warrants in accordance with this Agreement.

                  (e) From time to time, until the Warrant Expiration Date, the Warrant Agent shall countersign and deliver Warrant Certificates in required whole number denominations to the persons entitled thereto in connection with any transfer or exchange permitted under this Agreement; provided that no Warrant Certificates shall be issued except (i) those initially issued hereunder, (ii) those issued on or after the Initial Warrant Exercise Date, upon the exercise of fewer than all Class D Warrants represented by any Warrant Certificate, to evidence any unexercised Class D Warrants held by the exercising Registered Holder, (iii) those issued upon any transfer or exchange pursuant to
Section 6; (iv) those issued in replacement of lost, stolen, destroyed or mutilated Warrant Certificates pursuant to Section 7 and (v) at the option of the


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Company, in such form as may be approved by its Board of Directors, to reflect any adjustment to, or change in: the Purchase Price; the number of shares of Common Stock purchasable upon exercise of the Class D Warrants; the Redemption Price of the Class D Warrants; or the Warrant Expiration Date.

                  SECTION 3.  Form and Execution of Warrant Certificates.

                  (a) The Warrant Certificates shall be substantially in the form annexed hereto as Exhibit A (the provisions of which are hereby incorporated herein) and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Class D Warrants may be listed, or to conform to usage or to the requirements of
Section 2. The Warrant Certificates shall be dated the date of issuance thereof (whether upon initial issuance, transfer, exchange or in lieu of mutilated, lost, stolen, or destroyed Warrant Certificates) and issued in registered form. Warrant Certificates shall be numbered serially with the letters DW on Class D Warrants of all denominations.

                  (b) Warrant Certificates shall be executed on behalf of the Company by its Chairman of the Board, President or any Vice President and by its Secretary or an Assistant Secretary, by manual signatures or by facsimile signatures printed thereon. Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be an officer of the Company or to hold the particular office referenced in the Warrant Certificate before the date of issuance of the Warrant Certificates or before countersignature by the Warrant Agent and issuance and delivery thereof, such Warrant Certificates may nevertheless be countersigned by the Warrant Agent, issued and delivered with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be an officer of the Company or to hold such office. After countersignature by the Warrant Agent, Warrant Certificates shall be delivered by the Warrant Agent to the Registered Holder without further action by the Company, except as otherwise provided by Subsection 4(a).

                  SECTION 4.  Exercise.

                  (a) Each Class D Warrant may be exercised by the Registered Holder thereof at any time on or after the Initial Exercise Date, but not after the Warrant Expiration Date, upon the terms and subject to the conditions set forth herein and in the applicable Warrant Certificate. A Class D Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date and the person entitled to receive the securities deliverable upon such exercise shall be treated for all purposes as the holder of those securities upon the exercise of the Class D Warrant as of the close of business on the Exercise Date. As soon as practicable on or after the Exercise Date the Warrant Agent shall deposit the proceeds received from the exercise of a Class D Warrant and shall notify the Company in writing of the exercise of the Class D Warrants. Promptly following, and in any event within five days after the date of such notice from the Warrant Agent, the Warrant Agent, on behalf of the Company, shall cause to be issued and delivered by the Transfer Agent, to the person or persons entitled to receive the same,



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a certificate or certificates for the securities deliverable upon such exercise
(plus a certificate for any remaining unexercised Class D Warrants of the Registered Holder). In the case of payment made in the form of a check drawn on an account of Paramount or such other investment banks and brokerage houses as the Company shall approve in writing to the Warrant Agent, certificates shall immediately be issued without prior notice to the Company nor any delay. Upon the exercise of any Class D Warrant and clearance of the funds received, the Warrant Agent shall promptly remit the payment received for the Class D Warrant (the "Warrant Proceeds") to the Company or as the Company may direct in writing, subject to the provisions of Subsections 4(b) and 4(c).

                  (b) On the Exercise Date in respect of the exercise of any Class D Warrant, the Warrant Agent shall, simultaneously with the distribution of the Warrant Proceeds to the Company, on behalf of the Company, pay from the Warrant Proceeds, a fee of 5% (the "Paramount Fee") of the Purchase Price to Paramount for Class D Warrant exercises solicited by Paramount or its representatives (of which a portion may be reallowed by Paramount to the dealer who solicited the exercise, which may also be Paramount). In the event the Paramount Fee is not received within seven days of the date on which the Company receives Warrant Proceeds, then the Paramount Fee shall begin accruing interest at an annual rate 300 basis points above prime payable by the Company to Paramount at the time Paramount receives the Paramount Fee. Within five days after exercise the Warrant Agent shall send Paramount a copy of the reverse side of each Class D Warrant exercised. In addition, Paramount and the Company may at any time during business hours, examine the records of the Warrant Agent, including its ledger of original Warrant Certificates returned to the Warrant Agent upon exercise of Class D Warrants. Paramount is intended by the parties hereto to be, and is, a third-party beneficiary of this Agreement. The provisions of this paragraph may not be modified, amended or deleted without the prior written consent of Paramount. In addition to the foregoing, any costs incurred by Paramount shall be promptly reimbursed by the Company.

                  (c) In order to enforce the provisions of Subsection 4(b) above, in the event there is any dispute or question as to the amount or payment of the Paramount Fee, the Warrant Agent is hereby expressly authorized to withhold payment to the Company of the Warrant Proceeds unless and until the Company establishes an escrow account for the purpose of depositing the entire amount of the unpaid Paramount Fee claimed by Paramount, which amount will be deducted from the net Warrant Proceeds to be paid to the Company. The funds placed in the escrow account may not be released to the Company without a written agreement from Paramount that the required Paramount Fee has been received by Paramount. Paramount shall promptly notify the Warrant Agent by facsimile and certified mail in the event of any such dispute or when the Paramount Fee has been paid.

                  SECTION 5. Reservation of Shares; Listing; Payment of Taxes; etc.

                  (a) The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of Class D Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Class D Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Class D Warrants shall, at the time of delivery (assuming full payment of the purchase price thereof), be duly and validly issued, fully paid,


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nonassessable and free from all issuance taxes, liens and charges with respect to the issue thereof including, without limitation, adverse claims whatsoever (with the exception of claims arising through the acts of the Registered Holders themselves and except as arising from applicable Federal and state securities laws), that the Company shall have paid all taxes, if any, in respect of the original issuance thereof and that upon issuance such shares, to the extent applicable, shall be listed on, or included in, the Stock Market.

                  (b) The Company covenants that if any securities to be reserved for the purpose of exercise of Class D Warrants hereunder require registration with, or the approval of, any governmental authority under any federal securities law before such securities may be validly issued or delivered upon such exercise, then the Company will in good faith and as expeditiously as reasonably possible, endeavor to secure such registration or approval; provided, however, that the Company shall have no obligation to register such securities under the Securities Act of 1933, as amended, except as provided in the Subscription Agreement dated as of the date hereof between the Company and each Registered Holder. The Company will use reasonable efforts to obtain appropriate approvals or registrations under state "blue sky" securities laws; provided, that the Company shall not be required to qualify as a foreign corporation or file a general or limited consent to service of process in any such jurisdictions or make any changes in its capital structure or any other aspects of its business or enter into any agreements with blue sky commissions, including any agreement to escrow shares of its capital stock. With respect to any such securities, however, Class D Warrants may not be exercised by, or shares of Common Stock issued to, any Registered Holder in any state in which such exercise would be unlawful.

                  (c) The Company shall pay all documentary, stamp or similar taxes and other similar governmental charges that may be imposed with respect to the issuance of Class D Warrants, or the issuance or delivery of any shares upon exercise of the Class D Warrants; provided, however, that if the shares of Common Stock are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate representing any Class D Warrant being exercised, then no such delivery shall be made unless the person requesting the same has paid to the Warrant Agent the amount of transfer taxes or charges incident thereto, if any.

                  (d) The Warrant Agent is hereby irrevocably authorized to requisition the Company's Transfer Agent from time to time for certificates representing shares of Common Stock issuable upon exercise of the Class D Warrants, and the Company will authorize the Transfer Agent to comply with all such proper requisitions. The Company will file with the Warrant Agent a statement setting forth the name and address of the Transfer Agent of the Company for shares of Common Stock issuable upon exercise of the Class D Warrants.

                  SECTION 6.  Exchange and Registration of Transfer.

                  (a) Warrant Certificates may be exchanged for other Warrant Certificates representing an equal aggregate number of Class D Warrants of the same class or may be transferred in whole or in part. Warrant Certificates to be exchanged shall be surrendered to the Warrant Agent at its Corporate Office, and upon satisfaction of the terms and provisions hereof, the Company shall execute, and the Warrant Agent shall countersign, issue and deliver in


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exchange therefor, the Warrant Certificate or Certificates that the Registered
Holder making the exchange shall be entitled to receive.

                  (b) The Warrant Agent shall keep at its office books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and any transfers thereof in accordance with its regular practice. Upon due presentment for registration of transfer of any Warrant Certificate at such office, the Company shall execute and the Warrant Agent shall issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Class D Warrants.

                  (c) With respect to all Warrant Certificates presented for registration or transfer, or for exchange or exercise, the subscription form on the reverse thereof shall be duly endorsed, or be accompanied by a written instrument or instruments of transfer and subscription, in form satisfactory to the Company and the Warrant Agent, duly executed by the Registered Holder or his attorney-in-fact duly authorized in writing.

                  (d) A service charge may be imposed by the Warrant Agent on holders for any exchange or registration of transfer of Warrant Certificates of such holders. In addition, the Company may require payment by such holder of a sum sufficient to cover any tax or governmental or other charge that may be imposed in connection therewith.

                  (e) All Warrant Certificates surrendered for exercise, or for exchange in case of mutilated Warrant Certificates, shall be promptly cancelled by the Warrant Agent and thereafter retained by the Warrant Agent in a manner consistent with its customary practices until termination of this Warrant Agreement or resignation as Warrant Agent, or, with the prior written consent of Paramount, disposed of or destroyed at the direction of the Company.

                  (f) Prior to due presentment for registration of transfer thereof, the Company and the Warrant Agent may deem and treat the Registered Holder of any Warrant Certificate as the absolute owner thereof and of each Class D Warrant represented thereby (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary. The Class D Warrants, which are being offered in Units with shares of Preferred Stock pursuant to the Placement Agency Agreement, will immediately be detachable and separately transferable from the Preferred Stock.

                  SECTION 7. Loss or Mutilation. Upon receipt by the Warrant Agent of evidence satisfactory to it of the ownership of and loss, theft, destruction or mutilation of any Warrant Certificate and (in case of loss, theft or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation thereof, the Company shall execute and the Warrant Agent shall (in the absence of notice to the Company and/or Warrant Agent that the Warrant Certificate has been acquired by a bona fide purchaser) countersign and deliver to the Registered Holder in lieu thereof a new Warrant Certificate of like tenor representing an equal aggregate number of Class D Warrants. Applicants for a substitute Warrant Certificate shall comply with such other reasonable regulations and pay such other reasonable charges as the Warrant Agent may prescribe.


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                  SECTION 8.  Redemption.

                  (a) If there is no Series A Preferred Stock outstanding, at any time after the first anniversary of the Final Closing Date, on no fewer than sixty (60) days' prior written notice to Registered Holders of the Class D Warrants being redeemed, the Company may, at its option, redeem the Class D Warrants at the Redemption Price, provided the Closing Bid Price exceeds 300% of the Purchase Price per share of Common Stock subject to a Class D Warrant for at least 20 trading days in any 30 consecutive trading day period ending three days prior to the date of notice of redemption (which shall be the date of mailing of such notice). In addition, regardless of whether there is any Series A Preferred Stock outstanding at any time after the first anniversary of the Final Closing Date, on no fewer than sixty (60) days' prior written notice to Registered Holders of the Class D Warrants being redeemed, the Company may, at its option, redeem the Class D Warrants at the Redemption Price, provided the Closing Bid Price exceeds 600% of the Purchase Price per share of Common Stock subject to a Class D Warrant for at least 20 trading days in any 30 consecutive trading day period ending three days prior to the date of notice of redemption (which shall be the date of mailing of such notice). All outstanding Class D Warrants must be redeemed if any are redeemed. The date fixed for redemption of the Class D Warrants is referred to herein as the "Redemption Date."

                  (b) If the conditions set forth in Subsection 8(a) are met, and the Company desires to exercise its right to redeem the Class D Warrants, it shall request the Warrant Agent to mail a notice of redemption to each of the Registered Holders of the Class D Warrants to be redeemed, first class, postage prepaid, not later than the sixtieth day before the date fixed for redemption, at their last address as shall appear on the records maintained pursuant to Subsection 6(b). Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the Registered Holder receives such notice.

                  (c) The notice of redemption shall specify (i) the Redemption Price, (ii) the Redemption Date, (iii) the place where the Warrant Certificates shall be delivered and the Redemption Price paid, (iv) that Paramount will assist each Registered Holder of a Class D Warrant and be entitled to a commission and reimbursement of costs in connection with the exercise thereof and (v) that the right to exercise the Class D Warrant shall terminate at 5:00 P.M. (New York time) on the business day immediately preceding the Redemption Date. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to a Registered Holder (a) to whom notice was not mailed or (b) whose notice was defective. An affidavit of the Warrant Agent or of the Secretary or an Assistant Secretary of the Company that notice of redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

                  (d) Any right to exercise a Class D Warrant shall terminate at 5:00 P.M. (New York time) on the business day immediately preceding the Redemption Date. On and after the Redemption Date, Holders of the Class D Warrants shall have no further rights except to receive, upon surrender of the Class D Warrant, the Redemption Price.

                  (e) From and after the Redemption Date, the Company shall, at the place specified in the notice of redemption, upon presentation and surrender to the Company by or on behalf of the Registered Holder thereof of one or more Warrant Certificates evidencing Class D


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Warrants to be redeemed, deliver or cause to be delivered to or upon the written order of such Holder a sum in cash equal to the Redemption Price of such Class D Warrants. From and after the Redemption Date and upon the deposit or setting aside by the Company of a sum sufficient to redeem all the Class D Warrants called for redemption, such Class D Warrants shall expire and become void and all rights hereunder and under the Warrant Certificates, except the right to receive payment of the Redemption Price, shall cease.

                  SECTION 9. Adjustment of Purchase Price and Number of Shares of Common Stock or Class D Warrants. Upon each adjustment of the Purchase Price pursuant to this Section 9, the total number of shares of Common Stock purchasable upon the exercise of each Class D Warrant shall (subject to the provisions contained in Subsection 9(c)) be such number of shares (calculated to the nearest tenth) purchasable at the Purchase Price in effect immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the Purchase Price in effect immediately prior to such adjustment and the denominator of which shall be the Purchase Price in effect immediately after such adjustment.

                  (a) Except as otherwise provided herein, in the event the Company shall, at any time or from time to time after the date hereof, (i) sell or issue any shares of Common Stock for a consideration per share less than either (a) the Purchase Price in effect on the date of such sale or issuance or
(b) the Market Price of the Common Stock as of the date of the sale or issuance,
(ii) issue any shares of Common Stock as a stock dividend to the holders of Common Stock, or (iii) subdivide or combine the outstanding shares of Common Stock into a greater or fewer number of shares (any such sale, issuance, subdivision or combination being herein called a "Change of Shares"), then, and thereafter upon each further Change of Shares, the Purchase Price in effect immediately prior to such Change of Shares shall be changed to a price (rounded to the nearest cent) determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, the numerator of which shall be (x) the sum of (A) the number of shares of Common Stock outstanding immediately prior to the sale or issuance of such additional shares or such subdivision or combination plus (B) the number of shares of Common Stock that the aggregate consideration received (determined as provided in Paragraph 9(g)(vi)) for the issuance of such additional shares would purchase at the greater of (1) the Purchase Price in effect on the date of such issuance or (2) the Market Price as of such date, and the denominator of which shall be (y) the number of shares of Common Stock outstanding immediately after the sale or issuance of such additional shares or such subdivision or combination. Such adjustment shall be made successively whenever any such issuance is made.

                  (b) In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger in which the Company is the continuing entity and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock other than the number thereof), or in case of any sale or conveyance to another entity of the property of the Company as, or substantially as, an entirety (other than a sale/leaseback, mortgage or other financing transaction), the Company shall cause effective provision to be made so that each holder of a Class D Warrant then outstanding shall have the right thereafter, by exercising such Class D Warrant, upon the terms and conditions specified in the Class D Warrants and in lieu of the shares of Common Stock immediately theretofore purchasable upon exercise of the Class D Warrants, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been purchased upon exercise of such Class D Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 9. The Company shall not effect any such consolidation, merger or sale unless prior to, or simultaneously with, the consummation thereof the successor (if other than the Company) resulting from such consolidation or merger or the entity purchasing assets or other appropriate entity shall assume, by written instrument executed and delivered to the Warrant Agent, the obligation to deliver to the holder of each Class D Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase and the other obligations under this Agreement. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

                  (c) If, at any time or from time to time, the Company shall issue or distribute to the holders of shares of Common Stock evidence of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding an issuance or distribution governed by one of the preceding subsections of this Section 9 and also excluding cash dividends or cash distributions paid out of net profits legally available therefor in the full amount thereof (any such non-excluded event being herein called a "Special Dividend")), then in each case the Purchase Price shall be adjusted by multiplying the Purchase Price theretofore in effect by a fraction, the numerator of which shall be the Market Price in effect on the record date of such issuance or distribution less the Fair Market Value of the Special Dividend applicable to one share of Common Stock and the denominator of which shall be such Market Price. Such adjustment shall be made whenever any such distribution is made and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

                  (d) The Company may elect, upon any adjustment of the Purchase Price hereunder, to adjust the number of Class D Warrants outstanding, in lieu of the adjustment in the number of shares of Common Stock purchasable upon the exercise of each Class D Warrant as hereinabove provided, so that each Class D Warrant outstanding after such adjustment shall represent the right to purchase one share of Common Stock. Each Class D Warrant held of record prior to such adjustment of the number of Class D Warrants shall become that number of Class D Warrants (calculated to the nearest tenth) determined by multiplying the number one by a fraction, the numerator of which shall be the Purchase Price in effect immediately prior to such adjustment and the denominator of which shall be the Purchase Price in effect immediately after such adjustment. Upon each adjustment of the number of Class D Warrants pursuant to this Section 9, the Company shall, as promptly as practicable, cause to be distributed to each Registered Holder of Warrant Certificates on the date of such adjustment Warrant Certificates evidencing, subject to Section 10, the number of additional Class D Warrants to which such Holder shall be entitled as a result of such adjustment or, at the option of the Company, cause to be distributed to such Holder in substitution and replacement for the Warrant Certificates held by him prior to the date of adjustment (and upon surrender thereof, if required by the Company) new Warrant Certificates evidencing the number of Class D Warrants to which such Holder shall be entitled after such adjustment.

                  (e) Irrespective of any adjustments or changes in the Purchase Price or the number of shares of Common Stock purchasable upon exercise of the Class D Warrants, the Warrant Certificates theretofore and thereafter issued shall, unless the Company shall exercise its option to issue new Warrant Certificates pursuant to Subsection 2(e), continue to express the same Purchase Price per share, number of shares purchasable thereunder and Redemption Price therefor as when the same were originally issued.

                  (f) After each adjustment of the Purchase Price pursuant to this Section 9, the Company will promptly prepare a certificate signed by the Chairman or President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth: (i) the Purchase Price as so adjusted, (ii) the number of shares of Common Stock purchasable upon exercise of each Class D Warrant after such adjustment, and, if the Company shall have elected to adjust the number of Class D Warrants pursuant to Subsection 9(d), the number of Class D Warrants to which the registered holder of each Class D Warrant shall then be entitled, and the adjustment in Redemption Price resulting therefrom, and (iii) a brief statement of the facts accounting for such adjustment. The Company will promptly file such certificate with the Warrant Agent and cause a brief summary thereof to be sent by ordinary first class mail to Paramount and to each Registered Holder of Class D Warrants at his or her last address as it shall appear on the registry books of the Warrant Agent. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of such adjustment. The affidavit of an officer of the Warrant Agent or the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein. The Warrant Agent may rely on the information in the certificate as true and correct and has no duty or obligation to independently verify the amounts or calculations set forth therein.

                  (g) For purposes of Subsections 9(a) and 9(c), the following provisions (i) to (v) shall also be applicable:

                           (i) the number of shares of Common Stock deemed
outstanding at any given time shall include all shares of capital stock convertible into, or exchangeable for, Common Stock (on an as converted basis) as well as all shares of Common Stock issuable upon the exercise of (x) any convertible debt, (y) warrants outstanding on the date hereof and (z) options outstanding on the date hereof.

                           (ii) No adjustment of the Purchase Price shall be
made unless such adjustment would require an increase or decrease of at least $.01 in such price; provided that any adjustments which by reason of this Paragraph (ii) are not required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with adjustments so carried forward, shall require an increase or decrease of at least $.01 in the Purchase Price then in effect hereunder.

                           (iii) In case of (1) the sale by the Company
(including as a component of a unit) of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or any securities convertible into or exchangeable for Common Stock (such securities convertible, exercisable or exchangeable into Common Stock being herein called "Convertible Securities"), or (2) the issuance by the Company, without the receipt by the Company of any consideration therefor, of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, whether or not such rights, warrants or options, or the right to convert or exchange such Convertible Securities, are immediately exercisable, and the consideration per share for which Common Stock is issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities (determined by dividing (x) the minimum aggregate consideration, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, payable to the Company upon the exercise of such rights, warrants or options, plus the consideration received by the Company for the issuance or sale of such rights, warrants or options, plus, in the case of such Convertible Securities, the minimum aggregate amount, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of additional consideration, if any, other than such Convertible Securities, payable upon the conversion or exchange thereof, by (y) the total maximum number, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of shares of Common Stock issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities issuable upon the exercise of such rights, warrants or options) is less than either the Purchase Price or the Market Price of the Common Stock as of the date of the issuance or sale of such rights, warrants or options, then such total maximum number of shares of Common Stock issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities (as of the date of the issuance or sale of such rights, warrants or options) shall be deemed to be "Common Stock" for purposes of Subsections 9(a) and 9(c) and shall be deemed to have been sold for an amount equal to such consideration per share and shall cause an adjustment to be made in accordance with Subsections 9(a) and 9(c).

                           (iv) In case of the sale or other issuance by the
Company of any Convertible Securities, whether or not the right of conversion or exchange thereunder is immediately exercisable, and the price per share for which Common Stock is issuable upon the conversion or exchange of such Convertible Securities (determined by dividing (x) the total amount of consideration received by the Company for the sale of such Convertible Securities, plus the minimum aggregate amount, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of additional consideration, if any, other than such Convertible Securities, payable upon the conversion or exchange thereof, by (y) the total maximum number, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities) is less than either the Purchase Price or the Market Price of the Common Stock as of the date of the sale of such Convertible Securities, then such total maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities (as of the date of the sale of such Convertible Securities) shall be deemed to be "Common Stock" for purposes of Subsections 9(a) and 9(c) and shall be deemed to have been sold for an amount equal to such consideration per share and shall cause an adjustment to be made in accordance with Subsections 9(a) and 9(c).

                           (v) In case the Company shall modify the rights of
conversion, exchange or exercise of any of the securities referred to in Paragraphs (iii) or (iv) of this Subsection 9(g) or any other securities of the Company convertible, exchangeable or exercisable for shares of Common Stock, for any reason other than an event that would require adjustment to prevent dilution, so that the consideration per share received by the Company after such modification is less than either the Purchase Price or the Market Price as of the date prior to such modification, then such securities, to the extent not theretofore exercised, converted or exchanged, shall be deemed to have expired or terminated immediately prior to the date of such modification and the Company shall be deemed, for purposes of calculating any adjustments pursuant to this
Section 9, to have issued such new securities upon such new terms on the date of modification. Such adjustment shall become effective as of the date upon which such modification shall take effect. On the expiration or cancellation of any such right, warrant or option or the termination or cancellation of any such right to convert or exchange any such Convertible Securities, the Purchase Price then in effect hereunder shall forthwith be readjusted to such Purchase Price as would have obtained (a) had the adjustments made upon the issuance or sale of such rights, warrants, options or Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities and (b) had adjustments been made on the basis of the Purchase Price as adjusted under clause (a) of this sentence for all transactions (which would have affected such adjusted Purchase Price) made after the issuance or sale of such rights, warrants, options or Convertible Securities.

                           (vi) In case of the sale of any shares of Common
Stock, any Convertible Securities, any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, the consideration received by the Company therefor shall be deemed to be the gross sales price therefor without deducting therefrom any expense paid or incurred by the Company or any underwriting discounts or commissions or concessions paid or allowed by the Company in connection therewith. In the event that any securities shall be issued in connection with any other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated among the securities, then each of such securities shall be deemed to have been issued for such consideration as the Board of Directors of the Company determines in good faith; provided, however that if holders of more than of 10% of the then outstanding Class D Warrants disagree with such determination, the Company shall retain an independent investment banking firm for the purpose of obtaining an appraisal.

                  (h) Notwithstanding any other provision hereof, no adjustment to the Purchase Price of the Class D Warrants or to the number of shares of Common Stock purchasable upon the exercise of each Class D Warrant will be made:

                           (i) upon the exercise of any of the options
outstanding on the date hereof under the Company's existing stock option plans;
or

                           (ii) upon the issuance or exercise of options which
may hereafter be granted with the approval of the Board of Directors, or exercised, under any employee benefit plan of the Corporation to officers, directors, consultants or employees, but only with respect to such options as are exercisable at prices no lower than the Closing Bid Price (or, if the price referenced in the definition of Closing Bid Price cannot be determined, the Fair Market Value) of the Common Stock as of the date of grant thereof; or

                           (iii) upon issuance or exercise of the Placement
Warrants or the Advisory Warrants (as defined in the Placement Agency Agreement) (collectively, the "Paramount Warrants"), upon the conversion of the Series D Preferred Stock underlying the Bridge Notes (as defined in the Note and Warrant Purchase Agreement dated as of January 28, 1997 (the "Note and Warrant Purchase Agreement")), upon the exercise of the Class A and Class B Bridge Warrants (as defined in the Note and Warrant Purchase Agreement) or upon the issuance, conversion or exercise of the Series D Preferred Stock or the Class D Warrants included in the Units of the Corporation issued (A) on or prior to the Final Closing Date or (B) pursuant to the exercise of the Paramount Warrants, or upon the issuance, conversion or exercise of any Series D Preferred Stock or Class D Warrants approved by Paramount; or (iv) upon the issuance or sale of Common Stock or Convertible Securities pursuant to the exercise of any rights, options or warrants to receive, subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, whether or not such rights, warrants or options were outstanding on the date of the original sale of the Class D Warrants or were thereafter issued or sold, provided that an adjustment was either made or not required to be made in accordance with Subsections 9(a) or 9(c) in connection with the issuance or sale of such securities or any modification of the terms thereof; or

                           (v) upon the issuance or sale of Common Stock upon
conversion or exchange of any Convertible Securities, provided that any adjustments required to be made upon the issuance or sale of such Convertible Securities or any modification of the terms thereof were so made, and whether or not such Convertible Securities were outstanding on the date of the original sale of the Class D Warrants or were thereafter issued or sold.

Paragraph 9(g)(v) shall nevertheless apply to any modification of the rights of conversion, exchange or exercise of any of the securities referred to in Paragraphs (i), (ii) and (iii) of this Subsection 9(h).

                  (i) As used in this Section 9, the term "Common Stock" shall mean and include the Company's Common Stock authorized on the date of the original issue of the Units and shall also include any capital stock of any class of the Company thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of the Company; provided, however, that the shares issuable upon exercise of the Class D Warrants shall include only shares of such class designated in the Certificate of Incorporation as Common Stock on the date of the original issue of the Units or (i), in the case of any reclassification, change, consolidation, merger, sale or conveyance of the character referred to in Subsection 9(c), the stock, securities or property provided for in such section or (ii), in the case of any reclassification or change in the outstanding shares of Common

Stock issuable upon exercise of the Class D Warrants as a result of a subdivision or combination or consisting of a change in par value, or from par value to no par value, or from no par value to par value, such shares of Common Stock as so reclassified or changed.

                  (j) Any determination as to whether an adjustment in the Purchase Price in effect hereunder is required pursuant to Section 9, or as to the amount of any such adjustment, if required, shall be binding upon the holders of the Class D Warrants and the Company if made in good faith by the Board of Directors of the Company.

                  (k) Notwithstanding anything to the contrary herein, in no case shall the Purchase Price be adjusted to an amount less than $.001 per share, the current par value of the Common Stock for which the Class D Warrants are exerciseable.

                  (l) If and whenever the Company shall grant to the holders of Common Stock, as such, rights or warrants to subscribe for or to purchase, or any options for the purchase of, Common Stock or securities convertible into or exchangeable for or carrying a right, warrant or option to purchase Common Stock, the Company may at its option elect concurrently therewith to grant to each Registered Holder as of the record date for such transaction of the Class D Warrants then outstanding, the rights, warrants or options to which each Registered Holder would have been entitled if, on the record date used to determine the stockholders entitled to the rights, warrants or options being granted by the Company, the Registered Holder were the holder of record of the number of whole shares of Common Stock then issuable upon exercise of his or her Class D Warrants. If the Company shall so elect under this Subsection 9(l), then such grant by the Company to the holders of the Class D Warrants shall be in lieu of any adjustment which otherwise might be called for pursuant to this
Section 9.

                  SECTION 10. Fractional Warrants and Fractional Shares. If the number of shares of Common Stock purchasable upon the exercise of each Class D Warrant is adjusted pursuant to Section 9, the Company nevertheless shall not be required to issue fractions of shares, upon exercise of the Class D Warrants or otherwise, nor to distribute certificates that evidence fractional shares. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Registered Holder an amount in cash equal to such fraction multiplied by the Market Price of one share of Common Stock as of the date of exercise.

                  SECTION 11. Warrant Holders Not Deemed Stockholders. No holder of Class D Warrants shall, as such, be entitled to vote or to receive dividends or be deemed the holder of Common Stock that may at any time be issuable upon exercise of such Class D Warrants for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the holder of Class D Warrants, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until such Holder shall have exercised such Class D Warrants and been issued shares of Common Stock in accordance with the provisions hereof.

                  SECTION 12. Rights of Action. All rights of action with respect to this Agreement are vested in the respective Registered Holders of the Class D Warrants, and any Registered Holder of a Class D Warrant, without consent of the Warrant Agent or of the holder of any other Class D Warrant, may, in his own behalf and for his own benefit, enforce against the Company his right to exercise his Class D Warrants for the purchase of shares of Common Stock in the manner provided in the Warrant Certificate and this Agreement.

                  SECTION 13. Agreement of Warrant Holders. Every holder of any Class D Warrant, by his acceptance thereof, consents and agrees with the Company, the Warrant Agent and every other holder of any Class D Warrant that:

                  (a) The Class D Warrants are transferable only on the registry books of the Warrant Agent by the Registered Holder thereof in person or by his or her attorney duly authorized in writing and only if the Warrant Certificates representing such Class D Warrants are surrendered at the office of the Warrant Agent, duly endorsed or accompanied by a proper instrument of transfer satisfactory to the Warrant Agent, in its sole discretion, together with payment of any applicable transfer taxes; and

                  (b) The Company and the Warrant Agent may deem and treat the person in whose name the Warrant Certificate is registered as the holder and as the absolute, true and lawful owner of the Class D Warrants represented thereby for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice or knowledge to the contrary, except as otherwise expressly provided in Section 6.

                  SECTION 14. Cancellation of Warrant Certificates. If the Company shall purchase or acquire any Class D Warrant or Class D Warrants, the Warrant Certificate or Warrant Certificates evidencing the same, by redemption or otherwise, shall thereupon be delivered to the Warrant Agent and canceled by it and retired. The Warrant Agent shall also cancel the Warrant Certificate or Warrant Certificates following exercise of any or all of the Class D Warrants represented thereby or delivered to it for transfer, split up, combination or exchange.

                  SECTION 15. Concerning the Warrant Agent. The Warrant Agent acts hereunder as agent and in a ministerial capacity for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not, by issuing and delivering Warrant Certificates, or by any other act hereunder, be deemed to make any representations as to the validity, value or authorization of the Warrant Certificates or the Class D Warrants represented thereby or of any securities or other property delivered upon exercise of any Class D Warrant or whether any stock issued upon exercise of any Class D Warrant is fully paid and nonassessable.

                  The Warrant Agent shall not at any time be under any duty or responsibility to any holder of Warrant Certificates to make or cause to be made any adjustment of the Purchase Price or the Redemption Price provided in this Agreement, or to determine whether any fact exists that may require any such adjustments, or with respect to the nature or extent of any such adjustment, when made, or with respect to the method employed in making the same. It shall not (i) be liable for any recital or statement of facts contained herein or for any action taken, suffered or omitted by it in reliance on any Warrant Certificate or other document or instrument believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties, (ii) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in any Warrant Certificate, or (iii) be liable for any act or omission in connection with this Agreement except for its own negligence or willful misconduct.

                  The Warrant Agent may at any time consult with counsel satisfactory to it (who may be counsel for the Company) and shall incur no liability or responsibility for any action taken, suffered or omitted by it in good faith in accordance with the opinion or advice of such counsel.

                  Any notice, statement, instruction, request, direction, order or demand of the Company shall be sufficiently evidenced by an instrument signed by the Chairman of the Board, President, or any Vice President and the Secretary, or any Assistant Secretary (unless other evidence in respect thereof is herein specifically prescribed). The Warrant Agent shall not be liable for any action taken, suffered or omitted by it in accordance with such notice, statement, instruction, request, direction, order or demand believed by it to be genuine.

                  The Company agrees to pay the Warrant Agent reasonable compensation for its services hereunder and to reimburse it for its reasonable expenses hereunder as governed by a separate agreement to be entered into between the Warrant Agent and the Company; the Company further agrees to indemnify the Warrant Agent and save it harmless against any and all losses, expenses and liabilities, including judgments, costs and reasonable counsel fees, for anything done or omitted by the Warrant Agent in the execution of its duties and powers hereunder except losses, expenses and liabilities arising as a result of the Warrant Agent's negligence or willful misconduct.

                  The Warrant Agent may resign its duties and be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Warrant Agent's own negligence or willful misconduct), after giving 30 days' prior written notice to the Company. At least 15 days prior to the date such resignation is to become effective, the Warrant Agent shall cause a copy of such notice of resignation to be mailed to the Registered Holders of each Warrant Certificate at the Company's expense. Upon such resignation, or any inability of the Warrant Agent to act as such hereunder, the Company shall appoint a new warrant agent in writing. If the Company shall fail to make such appointment within a period of 15 days after it has been notified in writing of such resignation by the resigning Warrant Agent, then the Registered Holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any new warrant agent, whether appointed by the Company or by such a court, shall be a bank or trust company having capital and surplus, as shown by its last published report to its stockholders, of not less than $10,000,000 or a stock transfer company. After acceptance in writing of such appointment by the new warrant agent is received by the Company, such new warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning Warrant Agent. Not later than the effective date of any such appointment, the Company shall file notice thereof with the resigning Warrant Agent and shall forthwith cause a copy of such notice to be mailed to the Registered Holder of each Warrant Certificate.

                  Any entity into which the Warrant Agent or any new warrant agent may be converted or merged or any entity resulting from any consolidation to which the Warrant Agent or any new warrant agent shall be a party or any entity succeeding to the trust business of the Warrant Agent shall be a successor warrant agent under this Agreement without any further act, provided that such entity is eligible for appointment as successor to the Warrant Agent under the provisions of the preceding paragraph. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed to the Company and to the Registered Holder of each Warrant Certificate.

                  The Warrant Agent, its subsidiaries and affiliates, and any of its or their officers or directors, may buy and hold or sell Class D Warrants or other securities of the Company and otherwise deal with the Company in the same manner and to the same extent and with like effects as though it were not Warrant Agent. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                  SECTION 16. Modification of Agreement. Subject to the provisions of Subsection 4(b), the parties hereto and the Company may by supplemental agreement make any changes or corrections in this Agreement (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or manifest mistake or error herein contained; (ii) to reflect an increase in the number of Class D Warrants which are to be governed by this Agreement resulting from a subsequent offering of Company securities which includes Class D Warrants having the same terms and conditions as the Class D Warrants, originally covered by or subsequently added to this Agreement under this Section 16; or (iii) that they may deem necessary or desirable and that shall not adversely affect the interests of the holders of Warrant Certificates; provided, however, that this Agreement shall not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders of Warrant Certificates representing more than 50% of the Class D Warrants then outstanding; and provided, further, that no change in the number or nature of the securities purchasable upon the exercise of any Class D Warrant, or the Purchase Price therefor, or the acceleration of the Warrant Expiration Date, shall be made without the consent in writing of the Registered Holder of the Warrant Certificate representing such Class D Warrant, other than such changes as are specifically prescribed by this Agreement (including those contemplated in Subsection 9(d)) as originally executed or are made in compliance with applicable law.

                  SECTION 17. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed by means of first class registered or certified mail, postage prepaid as follows: if to the Registered Holder of a Warrant Certificate, at the address of such holder as shown on the registry books maintained by the Warrant Agent; if to the Company, at 3550 General Atomics Court, San Diego, California, 92121, Attention: Chief Executive Officer, or at such other address as may have been furnished to the Warrant Agent in writing by the Company; if to the Warrant Agent, at its Corporate Office; and, if to Paramount, at Paramount Capital Inc., 787 Seventh Avenue, New York, New York 10019, Attention: Michael S. Weiss.

                  SECTION 18. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to principles of conflict of laws.

                  SECTION 19. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company, Paramount, the Warrant Agent and their respective successors and assigns, and the holders from time to time of Warrant Certificates. Nothing in this Agreement is intended nor shall be construed to confer upon any other person any right, remedy or claim, in equity or at law, or to impose upon any other person any duty, liability or obligation.

                  SECTION 20. Termination. This Agreement shall terminate at the close of business on the Warrant Expiration Date of all the Class D Warrants or such earlier date upon which all Class D Warrants have been exercised or redeemed, except that the Warrant Agent shall account to the Company for cash held by it and the provisions of Section 15 shall survive such termination.

                  SECTION 21. Counterparts. This Agreement may be executed in several counterparts, which taken together shall constitute a single document.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                GENTA INCORPORATED


                                By:      ______________________________________
                                         Authorized Officer


                                CHASEMELLON SHAREHOLDER SERVICES,
                                as Warrant Agent

                                By:      _____________________________________
                                         Authorized Officer


                                PARAMOUNT CAPITAL, INC.


                                By:      _____________________________________
                                         Authorized Officer

                                    EXHIBIT A

                  [FORM OF FACE OF CLASS D WARRANT CERTIFICATE]


No. __ _______________ Class D Warrants


                       VOID AFTER __________________, 2002

                    CLASS D WARRANT CERTIFICATE FOR PURCHASE
                                 OF COMMON STOCK

                               GENTA INCORPORATED


                  This certifies that FOR VALUE RECEIVED

_______________________________________________________________________________
______________________________ or registered assigns (the "Registered Holder") is the owner of the number of Class D Warrants ("Class D Warrants") specified above. Each Class D Warrant represented hereby initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Warrant Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and nonassessable share of Common Stock, par value $.001 per share ("Common Stock"), of Genta Incorporated, a Delaware corporation (the "Company"), at any time between _______________, 1997, and the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Subscription Form on the reverse hereof duly executed, at the corporate office of ChaseMellon Shareholder Services, L.L.C., as Warrant Agent, or its successor (the "Warrant Agent"), accompanied by payment of the Purchase Price (as defined in the Warrant Agreement) in lawful money of the United States of America in cash or by official bank or certified check made payable to the Company.

                  This Warrant Certificate and each Class D Warrant represented hereby are issued pursuant to, and are subject in all respects to, the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement"), dated as of May 20, 1997, by and among the Company, the Warrant Agent and Paramount Capital, Inc.

                  In the event of certain contingencies provided for in the Warrant Agreement, the Purchase Price or the number of shares of Common Stock subject to purchase upon the exercise of each Class D Warrant represented hereby are subject to modification or adjustment.

                  Each Class D Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional shares of Common Stock will be issued. In the case of the exercise of fewer than every Class D Warrant represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Class D Warrants.

                  The term "Expiration Date" shall mean 5:00 P.M. (New York time) on ____________, 2002, or such earlier date as the Class D Warrants shall be redeemed. If such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then the Expiration Date shall mean 5:00 P.M. (New York time) the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close. Upon notice to all Registered Holders of the Class D Warrants, the Company shall have the right to extend the Expiration Date.

                  The Registered Holder of this Class D Warrant shall have the registration rights as provided in Section 5 of the Subscription Agreement (the "Subscription Agreement") dated as of the date hereof between the Company and such Registered Holder. The Class D Warrants represented hereby shall not be exercisable by a Registered Holder in any state where such exercise would be unlawful.

                  This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Warrant Agent, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Class D Warrants, each of such new Warrant Certificates to represent such number of Class D Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment with any applicable transfer fee per certificate in addition to any tax or other governmental charge imposed in connection therewith, for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Class D Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

                  Prior to the exercise of any Class D Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

                  The Class D Warrants represented hereby may be redeemed at the option of the Company, at a redemption price of $.10 per share subject to such Class D Warrants (subject to adjustment under the circumstances set forth in Section 9 of the Warrant Agreement) (the "Redemption Price"). Notice of redemption shall be given not later than the sixtieth day before the date fixed for redemption, all as provided in the Warrant Agreement. On and after the date fixed for redemption, the Registered Holder shall have no rights with respect to the Class D Warrants represented hereby except to receive the Redemption Price upon surrender of this Warrant Certificate.

                  Prior to due presentment for registration of transfer hereof, the Company and the Warrant Agent may deem and treat the Registered Holder as the absolute owner hereof and of each Class D Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary.

                  The Company has agreed to pay a fee of 5% of the Purchase Price to Paramount Capital, Inc. under certain conditions as specified in the Warrant Agreement upon the exercise of the Class D Warrants represented hereby. Any costs incurred by the Placement Agent in connection with the solicitation of Class D Warrant exercises or the redemption of Class D Warrants shall be reimbursed by the Company.

                  This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  This Warrant Certificate is not valid unless countersigned by the Warrant Agent.

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile, by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.

                                            GENTA INCORPORATED


Dated:  _____________________               By:  ______________________________


                                            By:  ______________________________

                                                            [seal]
Countersigned:

CHASEMELLON SHAREHOLDER SERVICES, L.L.C., as Warrant Agent


By: ______________________________
    Authorized Officer

                    [FORM OF REVERSE OF WARRANT CERTIFICATE]

                TRANSFER FEE: $___________ PER CERTIFICATE ISSUED

                                SUBSCRIPTION FORM

                     To Be Executed by the Registered Holder
                      in Order to Exercise Class D Warrants


                  The undersigned Registered Holder hereby irrevocably elects to exercise _________ Class D Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Class D Warrants, and requests that certificates for such securities shall be issued in the name of

            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

              _____________________________________________________

              _____________________________________________________

              _____________________________________________________

              _____________________________________________________
                     [please print or type name and address]

and be delivered to

              _____________________________________________________

              _____________________________________________________

              _____________________________________________________

              _____________________________________________________
                     [please print or type name and address]


and if such number of Class D Warrants shall not be all the Class D Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Class D Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

                  The undersigned represents that the exercise of the within Class D Warrant was solicited by a member of the National Association of Securities Dealers, Inc. If not solicited by an NASD member, please write "unsolicited" in the space below. Unless otherwise indicated by listing the name of another NASD member firm, it will be assumed that the exercise was solicited by Paramount Capital, Inc.


 ______________________________________________________________________________
                              (Name of NASD Member)


Dated: __________________________   X   _______________________________________


 ______________________________________________________________________________

 ______________________________________________________________________________
                                     Address


 ______________________________________________________________________________
                         Taxpayer Identification Number

 ______________________________________________________________________________
                              Signature Guaranteed

 ______________________________________________________________________________

                                   ASSIGNMENT


                     To Be Executed by the Registered Holder
                       in Order to Assign Class D Warrants


FOR VALUE RECEIVED, _______________________________________________ hereby sells, assigns and transfers unto

            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

              _____________________________________________________

              _____________________________________________________

              _____________________________________________________

              _____________________________________________________
                     [please print or type name and address]

________________________________ of the Class D Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints _________
_______________________________________________________________________________
Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:  _________________________   X  ________________________________________
                                                 Signature Guaranteed


                   __________________________________________


THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A MEMBER OF THE MEDALLION STAMP PROGRAM.